SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                        SOUTHCOAST FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid

          ----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                    --------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
                                                         -----------------------
      3)    Filing Party:
                          ------------------------------------------------------
      4)    Date Filed:
                        --------------------------------------------------------

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on Thursday, March 29, 2001, at 10:00 a.m., for the following purposes:

(1)  To elect one director; and

(2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 8, 2001, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2001 Proxy Statement. Also included is the Company's 2000 Annual Report to Shareholders.

                                            By Order of the Board of Directors



March 15, 2001                              Robert M. Scott
                                            Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           530 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Thursday, March 29, 2001 at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 15, 2001, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2000, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.


                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.


                                QUORUM AND VOTING

      At the close of business on March 8, 2001, there were outstanding 937,564 shares of the Company's common stock (no par value) ( the "Common Stock"). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on March 8, 2001 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the person named in this Proxy Statement as the Board of Directors' nominee for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.


                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at the Company's main office, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Such written proposals must be received prior to November 25, 2001, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to January 30, 2002, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below shows as to each director his name and the number and percentage of shares of the Company's common stock owned by him at March 8, 2001. No person is known to management of the Company to be beneficial owner of 5% or more of the Company's common stock.

                                     NUMBER OF                   % SHARES
NAME                                  SHARES                    OUTSTANDING
----                                  ------                    -----------


William A. Coates                     34,800(1)                    3.68%
Thomas E. Hamer, Sr.                  14,098(2)                    1.50%
Paul D. Hollen, III                   41,175(3)                    4.39%
L. Wayne Pearson                      43,513(4)                    4.57%
Norman T. Russell                     14,055(5)                    1.48%
Robert M. Scott                       37,302(6)                    3.93%
James H. Sexton, Jr.                  31,718(7)                    3.35%
James P. Smith                        26,159(8)                    2.74%
                                     -------
All Directors, nominees
and executive officers
as a group (8 persons)               243,420(9)                   24.09%
------------------------

Except as noted, to the knowledge of management, all shares are owned directly with sole voting power.
(1)  Includes stock options for 8,124 shares.
(2)  Includes stock options for 4,934 shares.
(3)  Includes stock options for 13,226 shares.
(4)  Includes stock options for 14,550 shares.
(5)  Includes stock options for 4,925 shares.
(6) Includes stock options for 11,774 shares. Also includes 1,000 shares held by a trust as to which Mr. Scott shares voting power.
(7)  Includes stock options for 8,002 shares.
(8)  Includes stock options for 7,465 shares.
(9)  Includes stock options for 73,000 shares.

                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors to serve after the Annual Meeting at seven. At the Annual Meeting, one director is to be elected to hold office for a term of three years, his term expiring at the 2004 Annual Meetings of Shareholders, or until his successor is duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated Robert M. Scott to serve a three year term. Mr. Scott is currently a director of the Company. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election of Mr. Scott as a director. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominee. In the event that such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve if elected.

Directors and Nominees

         Set forth below are the names, ages, positions with the Company, and business experience for the past five years, and the date such persons first became a director, of the current directors of the Company, one of whom is also a nominee for election as a director. The nominee is shown in bold type. Each director is also a director of the Company's wholly owned subsidiary, Southcoast Community Bank (the "Bank").

                                                                                             Director       Term
Name  (Age)                   Business Experience During Past Five Years                      Since       Expires
-----------                   ------------------------------------------                      -----       -------

William A. Coates             Attorney,  Shareholder in Love, Thornton,  Arnold & Thomson,     1998*       2003
(51)                          P.A., Greenville, South Carolina (attorneys) since 1980.

Thomas E. Hamer, Sr.          President,  ABF Allied Business Forms,  Inc.  (manufacturers     1998*       2003
(53)                          of business forms and printers) since 1975.

Paul D. Hollen, III           Executive  Vice  President and Chief  Operations  Officer of     1998*       2002
(52)                          the Company and the Bank since June 1998;  Organizer  of the
                              Bank from  October,  1997 to June  1998;  Special  Projects,
                              Carolina  First  Bank  from  July,  1997 to  October,  1997;
                              Executive  Vice  President  and  Chief  Operations  Officer,
                              Lowcountry Savings Bank from 1994 to July, 1997.


L. Wayne Pearson              Chairman  of the  Company  and  President  of the Bank since     1998*       2002
(53)                          June,  1998;  Organizer  of the Bank from  October,  1997 to
                              June, 1998;  private  investor,  from July, 1997 to October,
                              1997; President,  Lowcountry Savings Bank from 1986 to July,
                              1997.


Norman T. Russell             Management Consultant, PricewaterhouseCoopers;  since March,     1998*       2001
(48)                          1999;  from  1994  to  March,  1999,  President,  CM  Cables
                              (electronic equipment manufacturer).

Robert M. Scott               Executive Vice President and Chief Financial  Officer of the     1998*       2001
(57)                          Company  and the Bank since  June,  1998;  Organizer  of the
                              Bank from October,  1997 to June,  1998;  Special  Projects,
                              Carolina  First  Bank  from  July,  1997 to  October,  1997;
                              Executive  Vice  President  and  Chief  Financial   Officer,
                              Lowcountry  Savings  Bank from  April,  1996 to July,  1997;
                              Chief Financial Officer, First Republic Bank,  Philadelphia,
                              PA from January, 1995 to April, 1996.

James H. Sexton, Jr.          Dentist (private practice) since 1975.                           1998*       2002
(51)

James P. Smith                Regional Manager,  Franklin Life Insurance (insurance sales)     1998*       2002
(46)                          since 1993.

-----------------------------
*Includes membership on the Board of Directors of Southcoast Community Bank prior to organization of the Company as a holding company for Southcoast Community Bank in 1999.

         Neither the director nominee nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The executive officers of the Company are Messrs. Pearson, Hollen and Scott. They are all directors of the Company and information about their ages and business experience is set forth above.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2000, the Board of Directors of the Company met once. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member. The Bank's board of directors met 12 times in 2000.

Committees of the Board of Directors

Nominating Committee. The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, may be made only by a shareholder entitled to vote at the meeting at which directors are to be elected and must be made in writing and delivered or mailed to the Secretary of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors.

Audit Committee. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Sexton (Chairman), Hamer and Smith. The Audit Committee met once in 2000. The audit committee does not have a written charter. Each member of the audit committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, as modified or supplemented.

Compensation Committee. The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. Smith (Chairman), Coates, and Sexton. The Compensation Committee met twice during 2000.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth the remuneration paid during the years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and in 2000 and 1999 to the Executive Vice Presidents. No other officer of the Company was paid remuneration in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation(1)           Underlying
                                                ----------------------             Options          All Other
Name and Principal Position                 Year       Salary         Bonus        Awarded       Compensation(2)
---------------------------                 ----       ------         -----        -------       ---------------

L. Wayne Pearson                            2000     $172,286        $25,000        14,550           $27,621
  Chairman and Chief                        1999      130,269         15,000           -0-            19,339
  Executive Officer                         1998       62,666            -0-           -0-             1,033

Robert M. Scott                             2000     $112,982        $15,000        11,744           $22,535
  Executive Vice President                  1999       89,185         10,000           -0-            12,732

Paul D. Hollen, III                         2000     $112,732        $15,000        13,226           $22,249
  Executive Vice President                  1999       89,185         10,000           -0-            17,124

---------------------

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Pearson's, Mr. Scott's or Mr. Hollen's salary plus bonus payments.
(2) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of Mr. Pearson in the amounts of $1,003, $6,238 and $9,308 in fiscal years 1998, 1999, and 2000 respectively; and on behalf of Messrs. Scott and Hollen contributions to the 401(k) plan in the amounts of $3,831 and $4,523, respectively, for the fiscal year 1999 and $6,425 for the fiscal year 2000. Additional amounts paid in 2000 include: for Mr. Pearson - medical insurance $3,735, disability insurance $3,378 and life insurance $11,200; for Mr. Scott - disability insurance $2,910 and life insurance $13,200; for Mr. Hollen - medical insurance $2,245, disability insurance $2,378 and life insurance $11,200.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table presents information about options granted to the persons named in the Summary Compensation Table in 2000.

                                             Individual Grants
                                             -----------------
                                     Number of           % of Total
                                     Securities           Options
                                     Underlying          Granted to         Exercise
                                      Options            Employees            Price              Expiration
        Name                          Granted             in 2000          (per share)              Date
        ----                          -------             -------          -----------              ----

L. Wayne Pearson                       14,550              17.4%           $6.50-7.88               2005
Robert M. Scott                        11,774              14.1%           $6.50-7.88               2005
Paul D. Hollen, III                    13,226              15.8%           $6.50-7.88               2005

          OPTION EXERCISES AND YEAR END OPTIONS OUTSTANDING AND VALUES

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2000. No options were exercised by any such persons during the year ended December 31, 2000.

                                                               Number of Securities          Value of Unexercised
                                                              Underlying Unexercised             In-the-Money
                        Shares Acquired        Value             Options 12/31/00             Options 12/31/00(1)
         Name             on Exercise        Realized      Exercisable   Unexercisable    Exercisable   Unexercisable
         ----             -----------        --------      -----------   -------------    -----------   -------------

L. Wayne Pearson               0                 0            14,550          -0-           $42,963          -0-
Robert M. Scott                0                 0            11,774          -0-           $34,637          -0-
Paul D. Hollen, III            0                 0            13,226          -0-           $38,993          -0-
---------------
(1) Based on exercise  prices  ranging from $6.50 to $7.88 and assuming that the fair market value of the  Company's  common stock on December 31, 2000 was $9.50 per share.


Compensation of Directors

         Directors receive an annual retainer of $5,000.00 plus $500.00 for each meeting of the Board of Directors attended. Directors of the Bank are paid $200.00 for each monthly meeting of the Bank's board of directors attended. In 2000 non-employee directors were awarded options to purchase up to an aggregate of 33,450 shares of the Company's common stock under the 1999 Stock Option Plan which was approved by the shareholders at the 2000 Annual Meeting. The options expire five years after the date of grant and have an exercise price equal to the fair market value of the shares on the date of grant.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, may make loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2000 was $145,956. During 2000, $148,025 of new loans were made and repayments totaled $22,069.

         Real Estate. The Company purchased a parcel of land adjacent to the Company's main office from a partnership owned by Messrs. Hollen, Pearson and Scott who are officers and directors of the Company. The purchase price, $630,000, was the appraised value of the property as determined by the lower of two appraisals.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company, it appears that reports of the granting of stock options were not filed on a timely basis for each of Messrs. Coates, Hamer, Hollen, Pearson, Russell, Scott, Sexton and Smith in 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott, Davis & Company, L.L.P., Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2001. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so. Audit Fees

         During 2000, Elliott, Davis & Company, L.L.P. billed the Company an aggregate of $4,685.00 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for the audit of its annual financial statements for the year ended December 31, 2000 will be approximately $16,800.00.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2000, Elliott, Davis & Company, L.L.P., did not provide financial information systems design and implementation services to the Company.

All Other Fees

         During the year ended December 31, 2000, Elliott, Davis & Company, L.L.P. billed the Company an aggregate of $300.00 for the following professional services provided during 2000: income tax consultation and preparation; employee benefit plan services; and Federal Home Loan Bank procedures. The Company estimates that Elliott, Davis & Company, L.L.P. will bill an additional $4,300.00 during 2001 for such services provided in 2000. The Audit Committee considered whether the provision of these services was compatible with maintaining Elliott, Davis & Company's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee has discussed with the Company's independent auditors, Elliott, Davis & Company, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott, Davis & Company, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott, Davis & Company, L.L.P., their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

   T. E. Hamer, Sr., Chairman        J. H. Sexton, Jr.          J. P. Smith

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.


                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2000, free of charge by requesting such form in writing from L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465.

                                 [FORM OF PROXY]


                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS - THURSDAY, MARCH 29, 2001

         L. Wayne Pearson or Paul D. Hollen, III, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on March 29, 2001, and at any adjournment thereof, as follows:

1.     ELECTION OF        FOR the nominee listed           WITHHOLD AUTHORITY
       DIRECTOR.          below   [ ]                      to vote for the
                                                           nominee listed
                                                           below  [ ]

                  Robert M. Scott


2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:____________,  2001                  _____________________________________


                                           _____________________________________